[LOGO]                                                      THIRD QUARTER REPORT


                                NOVEMBER 30, 2000

                                                                      PILGRIM
                                                                      PRIME RATE
                                                                      TRUST


                      [SCREENED BACK GRAPHIC OF THE EARTH]

                            Pilgrim Prime Rate Trust

                              THIRD QUARTER REPORT

                                November 30, 2000

                                    --------

                                Table of Contents

        Letter to Shareholders .......................................   2
        Portfolio Manager's Report ...................................   3
        Statistics and Performance ...................................   6
        Performance Footnotes ........................................   8
        Additional Notes and Information .............................   9
        Portfolio of Investments .....................................  10
        Statement of Assets and Liabilities ..........................  26
        Statement of Operations ......................................  27
        Statements of Changes in Net Assets ..........................  28
        Statement of Cash Flows ......................................  29
        Financial Highlights .........................................  30
        Notes to Financial Statements ................................  32

                                    --------

                             Letter To Shareholders

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Third Quarter Report for Pilgrim Prime Rate Trust (the "Trust").

On the following pages, the Portfolio Managers will discuss the Trust's performance as well as recent market developments. The Trust has continued to provide shareholders with an attractive current yield in difficult financial markets.

The Trust's ultra-short duration, floating rate loan assets typically exhibit lower volatility than corporate bonds, whose prices fluctuate with changes in interest rates.

We believe an investment in this type of asset can be an attractive core holding for income investors.

Thank you for selecting Pilgrim Prime Rate Trust. We appreciate the confidence you have placed in us in serving your investment needs.



Sincerely,
ING PILGRIM INVESTMENT, INC.
January 18, 2001

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
Portfolio Managers' Report
--------------------------------------------------------------------------------

Dear Shareholder:

Pilgrim Prime Rate Trust continued to deliver a high current yield to shareholders over the last three months. During the third quarter ended November 30, 2000, the Trust paid its 151st consecutive dividend. Based on $0.21 of dividends declared during the quarter and the average month-end net asset value ("NAV") per share of $8.17, the annualized distribution rate was 10.03%, up from 9.85% as of August 30, 2000.(1)


CURRENT LOAN MARKET CONDITIONS

Because the Trust invests in a diversified portfolio of non-investment grade loans, conditions in the overall loan market are particularly important to the Trust's performance. Unfortunately, the year 2000 was one of the most challenging twelve-month periods the leveraged loan market - and the overall high yield finance market - have experienced since the credit crunch of 1990-1991. High yield investors over the last year have struggled with a confluence of negative occurrences, including a marked rise in corporate defaults, the continued high number of public ratings downgrades, protracted weakness in the high-yield bond and IPO markets, and increased scrutiny from bank officers and regulators. The net effect has been a seemingly chronic supply/demand imbalance, a polarization of the secondary trading market and downward pressure on asset valuations.

Stifled by the continued anemic condition of the closely linked high yield bond market, new issuance volume in the leveraged loan market remained relatively weak during the fourth quarter of this year. The approximate $34 billion in volume logged during the quarter was off some 23% from the previous quarter, and marked the slowest three month period since 1997. For the year as a whole, volume declined 24%, to $185 billion, from $243 billion during 1999(2).

The subdued pace of new deal flow has continued into the New Year, as activity has been relegated largely to refinancings for seasoned borrowers. In the secondary trading market, the pricing bifurcation between well regarded issues and those with somewhat of a credit "story" became even more pronounced during the latter portion of 2000. In a defensive posture, market participants have been generally reluctant to sell higher quality issues, even in the face of historically high bid prices.

An increased focus on credit quality and structural soundness continues to drive the market's investment decisions. On this front, the pace of defaults, and thus the level of investor caution, remains high. Year-to-date through September 2000, the number and amount of leveraged loan defaults (public filings only) increased 133% (to 21 from 9) and 62% (to $4.7 billion from $2.9 billion), respectively, from the same period in 1999.2 Further, Moody's trailing twelve month global speculative default rate rose to 6.02% in December 2000, up from 5.39% in November(3). Although there are signs of stability, and even recovery if one looks hard enough, our outlook on near-term credit conditions remains cautious for several reasons. Primary among these are the lack of "take-out" capital (i.e., funds available to refinance/restructure troubled transactions) and the increasingly low level of tolerance exhibited by creditors at virtually all seniority levels.

The flight to quality, however, continues to favorably impact both structure and pricing on new loans coming to market. The transactions closed during the latter part of 2000 are arguably the strongest the leveraged loan market has seen in some time. An important indicator of future performance, the average leverage multiple (debt/EBITDA) for new issues fell to 3.8x at year-end, down significantly from 4.5x during 1999 (and as high as 5.7x in 1997). Fortunately, the improvement in credit statistics has not come at the expense of returns. As the year came to a close, weighted average pricing spreads on "BB-" rated institutional issues exceeded 350 basis points, up from marginally above 300 basis points during the first quarter of 2000. Spreads on new "B-" rated offerings (a rare occurrence during the fourth quarter of 2000 due to lack of investor appetite), exceeded 370 basis points, nearly 20 basis points above the first quarter average2.

As we move into 2001, we expect the stage to be shared equally by uncertainty and opportunity. Market conditions during the first half of the year are almost certain to remain volatile, as banks and other lenders struggle with a growing number of non-performing assets on their balance sheets. We remain optimistic, however, that the second half of 2001 will usher in a much needed level of stability in terms of new transaction flow and underlying asset valuations. To that end, we point to the increasingly attractive risk/return profile of the current class of leveraged loan transactions, a trend we fully expect to continue. Of course, there can be no guarantees. Additional factors that support a second-half recovery include (i) the significant, albeit very recent, improvement in high yield bond fund inflows, (ii) the apparent bottoming of high yield asset valuations, (iii) and the now indisputable bias toward interest rate easing on the part of the Federal Reserve.

VALUATION OF THE TRUST'S ASSETS

As noted in prior reports, the Trust uses independent market quotes to value its investments when the Trust believes that such market quotes are reliable and generally reflect current value. Under the Trust's valuation procedures, investments for which reliable market quotes are unavailable will continue to be valued based on fundamental analysis of their fair value. The percentage of the Trust's investments that are valued on the basis of market quotes steadily increased throughout 2000 due to the improved breadth and relative efficiency of the secondary market for non-investment grade loans. As of this writing, market quotes were used to value approximately 89% of the portfolio.

BORROWING AND LEVERAGE

The Trust has utilized financial leverage to seek to increase the yield to the holders of common shares. As of November 30, 2000, the Trust had $223 million outstanding on its credit facilities. During the quarter, the Trust successfully issued $450 million of Cumulative Auction Rate Preferred Shares. These shares have been issued ratings by Moody's and Standard & Poor's of "aaa/AAA," respectively. Total leverage including preferred shares, as a percentage of total assets, was 37.4% at quarter end. The average cost of leverage as of the quarter end was approximately 6.6%.

PERFORMANCE OF THE TRUST

For the quarter ended November 30, 2000, the Trust reported increased distribution rates. The annualized distribution rates, based on the November 2000 dividend and month-end NAV, was 10.42%, versus 9.85% and 9.94% at August 31 and May 31, 2000, respectively. This is consistent with rising short-term interest rates and reflects the attractive reset feature of floating-rate loans. The Trust's annualized market yield based on the November 2000 dividend was 11.27%, which continued to represent an attractive yield advantage over many other variable and fixed income investment products.

The Trust also maintained a high level of diversification. At the end of the quarter, the Trust managed senior loans from 193 separate borrowers, with an average investment size of $8.94 million, up from 179 borrowers and $9.02 million average investment at August 31, 2000. These loans were diversified across 33 industry sectors, the largest of which was cellular communications, representing approximately 10.0% of total assets. The single largest issuer within the Trust was Voicestream Wireless, at approximately 4.6% of total assets.

We thank you for your continued confidence and encourage your questions and comments.

/s/ Jeffrey A. Bakalar                  /s/ Daniel A. Norman

Jeffrey A. Bakalar                      Daniel A. Norman
Senior Vice President                   Senior Vice President
Co-Senior Portfolio Manager             Co-Senior Portfolio Manager


Pilgrim Prime Rate Trust
January 18, 2001


1. The distribution rate is calculated by dividing the total distributions declared during the quarter by the Trust's net asset value at the end of the period. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

2.   Source Standard & Poor's and Portfolio Management Data

3.   Moody's Investors Services, Inc.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking statements." Actual results could differ materially from those projected in the "forward-looking statements."

The views expressed in this letter reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

                            Pilgrim Prime Rate Trust

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STATISTICS AND PERFORMANCE as of November 30, 2000
--------------------------------------------------------------------------------

                            PORTFOLIO CHARACTERISTICS

Net Assets                                                       $1,567,012,143
Assets Invested in Senior Loans*                                 $1,725,699,732
Total Number of Senior Loans                                                193
Average Amount Outstanding per Loan                              $    8,941,449
Total Number of Industries                                                   33
Average Loan Amount per Industry                                 $   52,293,931
Portfolio Turnover Rate (YTD)                                                37%
Weighted Average Days to Interest Rate Reset                            32 days
Average Loan Maturity                                                 62 months
Average Age of Loans Held in Portfolio                                11 months

* Includes loans and other debt received through restructures

                    TOP TEN SENIOR LOANS INDUSTRIES AS A % OF

                                                     NET ASSETS     TOTAL ASSETS
                                                     ----------     ------------
Cellular Communications                                 11.5%          10.0%
Hotels, Motels, Inns and Gaming                          7.7%           6.7%
Healthcare, Education & Childcare                        7.2%           6.3%
Buildings and Real Estate                                6.8%           5.9%
Containers, Packaging and Glass                          6.2%           5.4%
Ecological                                               5.7%           5.0%
Leisure, Amusement, Motion Pictures
 and Entertainment                                       5.2%           4.5%
Chemicals, Plastics and Rubber                           4.7%           4.1%
Aerospace and Defense                                    4.1%           3.6%
Finance                                                  4.1%           3.5%

                          TOP 10 SENIOR LOANS AS A % OF

                                                     NET ASSETS     TOTAL ASSETS
                                                     ----------     ------------
Voicestream Wireless                                     5.2%           4.6%
Allied Waste Industries                                  4.9%           4.3%
Nextel Finance                                           3.1%           2.7%
Rodamco North America                                    2.2%           1.9%
Wyndham International                                    2.1%           1.9%
Stone Container Corp.                                    2.0%           1.8%
Hercules, Inc.                                           1.7%           1.5%
Century Cable Holdings, LLC                              1.5%           1.3%
Ventas Realty Partnership, Inc.                          1.5%           1.3%
Charter Communications                                   1.5%           1.3%

                 The Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

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STATISTICS AND PERFORMANCE as of November 30, 2000
--------------------------------------------------------------------------------

                          YIELDS AND DISTRIBUTION RATES




                                                                     Average           Average
                                       (NAV)          (MKT)         Annualized       Annualized
                         Prime      30-Day SEC     30-Day SEC      Distribution     Distribution
Quarter-ended            Rate         Yield A        Yield A      Rate at NAV B     Rate at MKT B
-------------            ----         -------        -------      -------------     -------------
  November 30, 2000      9.50%         11.94%         12.93%          10.42%            11.27%
  August 31, 2000        9.50%         10.00%          9.94%           9.85%             9.79%
  May 31, 2000           9.50%          7.28%          7.44%           9.94%            10.56%
  February 29, 2000      8.75%          8.90%          9.67%           9.13%             9.84%

                          AVERAGE ANNUAL TOTAL RETURNS

                                           NAV              MKT
                                           ---              ---
1 Year                                    0.58%           -10.99%
3 Years                                   4.58%            -1.02%
5 Years                                   5.89%             5.07%
10 Years                                  6.87%             N/A
Since Trust Inception F,H                 7.54%             N/A
Since Initial Trading on NYSE G            N/A              6.34%

Assumes rights were exercised and excludes sales charges and commissions C,D,E

             Performance data represents past performance and is no
                          guarantee of future results.

                       See performance footnotes on page 8

                            Pilgrim Prime Rate Trust

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PERFORMANCE FOOTNOTES
--------------------------------------------------------------------------------

(A) Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing dividends declared during the quarter (i.e. divided by days in the related quarter times days in the fiscal year) and then dividing the resulting annualized dividend by the average month-end net asset value (in the case of NAV) or the average NYSE Composite closing price (in the case of Market) at the end of the period.

(C) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

(D) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

(E) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

(F)  Inception Date -- May 12, 1988.

(G)  Initial Trading on NYSE -- March 9, 1992.

(H)  Reflects partial waiver of fees.

     Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

                            Pilgrim Prime Rate Trust

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ADDITIONAL NOTES AND INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program", formerly known as the Dividend Reinvestment and Cash Purchase Plan) which allows shareholders a simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Trust. The Program also offers Trust shareholders the ability to make optional cash investments in any amount from $100 to $5,000 on a monthly basis. Amounts in excess of $5,000 require prior approval of the Trust. DST Systems, Inc., the Trust's Transfer Agent, is the Administrator for the Program.

For dividend reinvestment purposes, the Administrator will purchase shares of the Trust on the open market when the market price plus estimated commissions is less than the net asset value on the valuation date. The Trust may issue new shares when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by the Administrator when the market price plus estimated commissions is less than the net asset value on the valuation date. New shares may be issued by the Trust when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro-rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or our Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES -- Calendar 2001 Dividends:

     DECLARATION DATE            EX-DATE               PAYABLE DATE
     ----------------            -------               ------------
     January 31                  February 8            February 23
     February 28                 March 8               March 22
     March 30                    April 6               April 23
     April 28                    May 8                 May 22
     May 31                      June 7                June 22
     June 29                     July 6                July 23
     July 31                     August 8              August 22
     August 31                   September 6           September 24
     September 28                October 8             October 22
     October 31                  November 8            November 23
     November 30                 December 6            December 24
     December 21                 December 27           January 11, 2002

     Record date will be two business days after each Ex-Date. These dates are subject to change.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). Effective November 16, 1998 the Trust's name changed to Pilgrim Prime Rate Trust and its cusip number became 72146W 10 3. Prior to November 16, 1998 the Trust's name was Pilgrim America Prime Rate Trust and its cusip number was 720906 10 6. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

                            Pilgrim Prime Rate Trust

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PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Senior Loans

                                                                      Bank Loan
                                                                      Ratings+
                                                                   ---------------
Principal Amount    Borrower/Tranche Description                   Moody's     S&P          Value
----------------    ----------------------------                   -------     ---          -----
                    Aerospace and Defense: 4.1%

                    Avborne, Inc.                                    NR        NR
   $14,662,500      Term Loan, maturing June 30, 2003                                    $ 14,442,563

                    Erickson Air-Crane Company                       NR        NR
     8,657,128      Term Loan, maturing December 31, 2004                                   8,650,720

                    New Piper Aircraft, Inc.                         NR        NR
     8,661,421      Term Loan, maturing April 15, 2005                                      8,553,153

                    Piedmont Aviation Services                       NR        NR
     6,329,849      Term Loan, maturing July 23, 2006                                       6,266,551
     6,329,849      Term Loan, maturing July 23, 2007                                       6,266,550

                    Stellex Industries, Inc.(2)                     Caa2      CCC-
     2,477,273      Term Loan, maturing September 30, 2006                                  1,919,886

                    Titan Corporation                               Ba3       BB-
     3,491,228      Term Loan, maturing February 23, 2007                                   3,485,775

                    Transtar Metals, Inc.                            NR        NR
    14,906,250      Term Loan, maturing January 20, 2006                                   14,706,790
                                                                                         ------------
                                                                                           64,291,988
                                                                                         ------------
                    Automobile: 2.8%

                    Autosystems Mfg., Inc.(4)                        NR        NR
     4,962,500      Term Loan, maturing May 31, 2004(3)                                     2,431,625
     4,962,500      Term Loan, maturing May 31, 2005(3)                                     2,431,625

                    Breed Technologies(2)                           Caa1       NR
     2,865,207      Term Loan, maturing December 31, 2000(3)                                1,446,929
     3,973,549      Revolver, maturing April 18, 2004(3)                                    2,006,642
     2,974,922      Term Loan, maturing April 18, 2004(3)                                   1,502,336

                    Capital Tool & Design Ltd.                       NR        NR
     9,275,773      Term Loan, maturing July 26, 2003                                       9,268,973

                    Global Metal Technologies                        NR        NR
     8,767,420      Term Loan, maturing March 12, 2005                                      8,592,072

                    Safelite Glass Corp.                            Caa1        D
     7,342,314      Term Loan, maturing February 15, 2009                                   6,240,967
     7,342,314      Term Loan, maturing February 15, 2009                                   6,240,967

                    Venture Holding Trust                            B1        B+
     3,291,667      Term Loan, maturing April 5, 2005                                       3,003,646
                                                                                         ------------
                                                                                           43,165,782
                                                                                         ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                      Ratings+
                                                                   ---------------
Principal Amount    Borrower/Tranche Description                   Moody's     S&P          Value
----------------    ----------------------------                   -------     ---          -----
                    Beverage, Food and Tobacco: 2.9%

                    Aurora Foods, Inc.                               B2         B
   $ 5,039,652      Term Loan, maturing June 30, 2005                                    $  4,628,079
     2,977,500      Term Loan, maturing September 30, 2006                                  2,748,233

                    CP Kelco US, Inc.                                B1        B+
     3,375,000      Term Loan, maturing March 28, 2008                                      2,980,125
     1,125,000      Term Loan, maturing September 28, 2004                                    993,375

                    Edwards Baking Co.                               NR        NR
     2,833,333      Term Loan, maturing September 30, 2003                                  2,748,333
     3,291,666      Term Loan, maturing September 30, 2005                                  3,225,833
     3,291,666      Term Loan, maturing September 30, 2005                                  3,225,833

                    Empire Kosher Poultry, Inc.                      NR        NR
    13,597,500      Term Loan, maturing July 31, 2004                                      11,734,466

                    Imperial Sugar Company                           B2         B
     5,391,828      Term Loan, maturing December 31, 2003                                   3,720,361
     5,222,065      Term Loan, maturing December 31, 2005                                   3,603,225

                    Nutrasweet Acquisition Corp.                    Ba3        NR
     1,496,250      Term Loan, maturing May 31, 2007                                        1,497,185

                    Pabst Brewing Company                           Ba3       BB-
     4,333,920      Term Loan, maturing April 30, 2003                                      4,232,796
                                                                                         ------------
                                                                                           45,337,844
                                                                                         ------------
                    Building and Real Estate: 6.8%

                    Corrections Corporation of America               B3         B
     4,937,500      Term Loan, maturing December 31, 2002                                   3,638,320

                    HQ Global Holdings, Inc.                         NR        NR
     7,447,844      Term Loan, maturing September 4, 2009                                   7,354,746

                    Kevco, Inc.                                      B3        B-
     7,661,110      Term Loan, maturing February 2, 2005                                    5,362,777

                    Meditrust Corp.                                 Ba3       BB-
     5,748,058      Term Loan, maturing July 15, 2001                                       5,579,721

                    Rodamco North America                           Baa3      BBB-
    34,500,000      Term Loan, maturing November 8, 2002                                   34,327,500

                    Tree Island Industries                           NR        NR
    11,120,670      Term Loan, maturing March 31, 2003                                     11,120,670

                    US Aggregates, Inc.                              NR        NR
     6,187,143      Term Loan, maturing March 31, 2006                                      6,032,464

                    Ventas Realty Limited Partnership                NR        NR
     1,043,142      Term Loan, maturing December 31, 2002                                     989,941
       521,571      Term Loan, maturing December 31, 2005                                     477,498
    23,620,873      Term Loan, maturing December 31, 2007                                  21,624,910

                    Washington Group International, Inc.            Ba1       BBB-
     9,975,000      Term Loan, maturing July 7, 2007                                        9,960,975
                                                                                         ------------
                                                                                          106,469,522
                                                                                         ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                      Ratings+
                                                                   ---------------
Principal Amount    Borrower/Tranche Description                   Moody's     S&P          Value
----------------    ----------------------------                   -------     ---          -----
                    Cargo Transport: 2.4%

                    American Commercial Lines                       Ba2       BB-
 $ 1,645,439        Term Loan, maturing June 30, 2006                                    $  1,594,534
   2,360,149        Term Loan, maturing June 30, 2007                                       2,287,133

                    Evergreen International Aviation, Inc.          Ba2        B+
   2,460,144        Term Loan, maturing May 31, 2002                                        2,367,888
     667,320        Term Loan, maturing May 31, 2002                                          642,296
     379,062        Term Loan, maturing May 7, 2003                                           364,847

                    Gemini Air Cargo, Inc.                           B1        NR
   4,751,838        Term Loan, maturing August 12, 2005                                     4,757,778

                    Interpool Acquisition LLC                       Ba1       BBB
   7,000,000        Term Loan, maturing October 20, 2002                                    7,035,000

                    Neoplan USA Corporation                          NR        NR
   9,768,562        Term Loan, maturing May 29, 2005                                        9,760,756

                    Omnitrax, Inc.                                   NR        NR
   8,886,363        Term Loan, maturing May 12, 2005                                        8,864,147
                                                                                         ------------
                                                                                           37,674,379
                                                                                         ------------
                    Cellular Communications: 11.5%

                    Airgate, PCS                                     B2        B-
     967,427        Term Loan, maturing June 6, 2007                                          962,590
   3,009,772        Term Loan, maturing September 30, 2008                                  2,994,723

                    American Cellular Corp.                         Ba3       BB-
   4,433,333        Term Loan, maturing March 31, 2008                                      4,436,104
   7,733,333        Term Loan, maturing March 31, 2009                                      7,737,687

                    Independent Wireless One Corp.                   NR        NR
  10,000,000        Term Loan, maturing June 20, 2008                                      10,004,388

                    Nextel Communications, Inc.                     Ba2        B+
   8,140,822        Lease, maturing March 15, 2006                                          8,120,470

                    Nextel Finance                                  Ba2        B+
  48,500,000        Term Loan, maturing March 15, 2009                                     48,331,899

                    Rural Cellular Corp.                             B1        B+
   6,250,000        Term Loan, maturing October 3, 2008                                     6,250,650
   6,250,000        Term Loan, maturing April 3, 2009                                       6,250,650

                    Voicestream Wireless                             B1        B+
  15,000,000        Term Loan, maturing February 25, 2008                                  14,835,420
  20,000,000        Term Loan, maturing February 25, 2008                                  19,780,560
  22,500,000        Term Loan, maturing February 25, 2009                                  22,403,903
  25,000,000        Term Loan, maturing June 30 , 2009                                     24,851,575

                    Western Wireless                                Ba2        BB
   3,000,000        Term Loan, maturing September 30, 2008                                  3,016,071
                                                                                         ------------
                                                                                          179,976,690
                                                                                         ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                      Ratings+
                                                                   ---------------
Principal Amount    Borrower/Tranche Description                   Moody's     S&P          Value
----------------    ----------------------------                   -------     ---          -----
                    Chemicals, Plastics and Rubber: 4.7%

                    Acadia Elastomers Corp.                          NR        NR
 $ 9,635,037        Term Loan, maturing February 17, 2004                                $  9,442,336

                    Cedar Chemical Corp.                             NR        NR
  11,028,684        Term Loan, maturing October 30, 2003                                    7,830,366

                    Euro United Corp.(4)                             NR        NR
  14,887,500        Term Loan, maturing May 31, 2001(3)                                     7,443,750

                    Foam Fabrics, Inc.                               NR        NR
   5,389,180        Term Loan, maturing March 5, 2005                                       5,375,707

                    Foamex L.P.                                      B3        B
   3,305,812        Term Loan, maturing June 30, 2005                                       3,217,655
   3,005,294        Term Loan, maturing June 30, 2006                                       2,925,152

                    Hercules, Inc.                                  Ba1       BB+
  24,879,846        Term Loan, maturing October 15, 2003                                   24,506,648
   2,000,000        Term Loan, maturing November 15, 2005                                   1,990,000

                    Huntsman Corporation                            Ba2        NR
   1,286,716        Revolver, maturing December 31, 2002                                    1,162,333
     260,155        Term Loan, maturing December 31, 2002                                     237,391
   7,000,000        Term Loan, maturing December 31, 2005                                   6,527,500

                    Huntsman ICI Chemicals, Inc.                     B1        BB
   1,978,723        Term Loan, maturing June 30, 2005                                       1,967,593

                    Lyondell Chemical Company                       Ba3        BB
     826,662        Term Loan, maturing June 30, 2005                                         834,240
                                                                                         ------------
                                                                                           73,460,672
                                                                                         ------------
                    Containers, Packaging and Glass: 6.2%

                    Blue Ridge Paper Products, Inc.                  NR        NR
   8,886,738        Term Loan, maturing May 14, 2006                                        8,886,738

                    Crown Paper Co.(2)                              Caa1       NR
   3,375,000        Debtor In Possession, maturing
                    September 14, 2001                                                      3,372,891
   8,170,661        Tem Loan, maturing August 22, 2003                                      4,730,812

                    Eastern Pulp & Paper, Inc.                       NR        NR
  15,624,996        Term Loan, maturing August 31, 2004                                    14,843,746
     369,120        Term Loan, maturing December 31, 2000                                     350,664

                    Impaxx, Inc.                                     NR        NR
   4,875,000        Term Loan, maturing December 31, 2005                                   4,801,795

                    Nexpak Corp.                                     NR        NR
   2,468,691        Term Loan, maturing December 31, 2005                                   2,468,691
   2,468,691        Term Loan, maturing December 31, 2006                                   2,468,691

                    Pliant Corporation                               B1       BB-
   3,000,000        Term Loan, maturing May 15, 2008                                        2,814,546

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                      Ratings+
                                                                   ---------------
Principal Amount    Borrower/Tranche Description                   Moody's     S&P          Value
----------------    ----------------------------                   -------     ---          -----
                    Containers, Packaging and Glass (continued)

                    Riverwood International                          B1        B
 $  12,206,621      Term Loan, maturing February 28, 2003                                $ 12,170,380
     3,724,745      Term Loan, maturing February 28, 2004                                   3,739,558
     1,479,286      Term Loan, maturing August 31, 2004                                     1,485,169

                    Stone Container Corp.                           Ba3        B+
    14,324,870      Term Loan, maturing December 31, 2006                                  14,362,916
    17,083,889      Term Loan, maturing December 31, 2006                                  17,097,624

                    Tekni-Plex, Inc.                                Ba3        B+
     2,992,500      Term Loan, maturing June 21, 2006                                       2,960,705
                                                                                         ------------
                                                                                           96,554,927
                                                                                         ------------
                    Data and Internet Services: 4.0%

                    360 Networks                                     B2       BB-
     8,500,000      Term Loan, maturing December 31, 2007                                   8,340,625

                    Arch Communications, Inc.                        B2        NR
    14,929,000      Term Loan, maturing December 31, 2004                                  12,391,070

                    Exodus Communications, Inc.                      B1        B+
     4,000,000      Term Loan, maturing October 31, 2007                                    4,032,500

                    McLeod USA Corp.                                Ba2       BB-
    13,000,000      Term Loan, maturing May 31, 2008                                       13,000,000

                    Teletouch Communications                         NR        NR
     9,916,840      Term Loan, maturing November 30, 2004                                   9,922,791

                    Teligent, Inc.                                   B3        B-
    10,000,000      Term Loan, maturing July 1, 2002                                        6,437,500

                    TSR Wireless                                     NR        NR
    11,970,000      Term Loan, maturing June 30, 2005                                       8,139,600
                                                                                         ------------
                                                                                           62,264,086
                                                                                         ------------
                    Diversified / Conglomerate Manufacturing: 1.7%

                    Allied Digital Technologies Corp.                NR        NR
     9,900,000      Term Loan, Maturing December 31, 2005                                   2,524,500

                    Barjan Products, LP                              NR        NR
     4,937,625      Term Loan, maturing May 31, 2006                                        4,814,184

                    General Cable Corporation                        NR        NR
     4,378,649      Term Loan, maturing May 24, 2007                                        4,299,833

                    Holmes Products Corp.                            B1        B+
     3,950,000      Term Loan, maturing February 15, 2007                                   3,782,125

                    SPX Corporation                                 Ba2       BB+
     5,000,000      Term Loan, maturing September 30, 2004                                  5,000,000

                    United Pet Group, Inc.                           NR        NR
     6,912,500      Term Loan, maturing March 31, 2006                                      6,923,977
                                                                                         ------------
                                                                                           27,344,619
                                                                                         ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                      Ratings+
                                                                   ---------------
Principal Amount    Borrower/Tranche Description                   Moody's     S&P            Value
----------------    ----------------------------                   -------     ---            -----
                    Diversified / Conglomerate Service: 2.6%

                    Enterprise Profit Solutions Corp.                NR        NR
   $ 2,083,913      Term Loan, maturing June 14, 2001                                    $      729,369

                    Key3Media Events                                Ba3       BB-
    10,000,000      Term Loan, maturing August 3, 2006                                       10,009,380

                    Mafco Finance Corp.                              NR        NR
    10,000,000      Term Loan, maturing August 29, 2001                                       9,956,250

                    Outsourcing Solutions, Inc.                      B2        B+
    12,387,437      Term Loan, maturing June 1, 2006                                         12,315,181

                    Private Business                                 NR        NR
     5,111,455      Term Loan, maturing August 19. 2006                                       5,060,340

                    URS Corporation                                 Ba3        BB
     1,234,375      Term Loan, maturing June 9, 2006                                          1,237,461
     1,234,375      Term Loan, maturing June 9, 2007                                          1,237,461
                                                                                         --------------
                                                                                             40,545,443
                                                                                         --------------
                    Ecological: 5.7%

                    Allied Waste Industries, Inc.                   Ba3        BB
     8,785,714      Term Loan, maturing July 12, 2005                                         8,182,118
    32,727,273      Term Loan, maturing July 12, 2006                                        31,024,440
    39,272,727      Term Loan, maturing July 12, 2007                                        37,229,328

                    Clean Harbors                                    NR        NR
     4,200,000      Term Loan, maturing May 8, 2001                                           4,193,432

                    Rumpke                                           NR        NR
     8,550,000      Term Loan, maturing September 26, 2002                                    8,509,388
                                                                                         --------------
                                                                                             89,138,706
                                                                                         --------------
                    Electronics: 3.4%

                    Acterna LLC                                     Ba3        NR
    11,409,804      Term Loan, maturing September 30, 2007                                   11,435,476

                    Decision One Corp.                              Caa3       NR
     3,465,094      Term Loan, maturing April 18, 2005                                        3,031,958
     2,188,647      Term Loan, maturing April 18, 2005                                        1,915,066

                    Dynamic Details, Inc.                            B1        B+
     5,647,286      Term Loan, maturing April 22, 2005                                        5,622,579

                    Electro Mechanical Solutions, Inc.               NR        NR
     4,248,085      Term Loan, maturing June 30, 2004                                         3,398,468

                    Frontway Network Solutions, Inc.                 NR        NR
     1,505,505      Term Loan, maturing November 20, 2002                                     1,334,260

                    Insilco Technologies                             B2        B+
     5,000,000      Term Loan, maturing August 25, 2007                                       5,006,250

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                      Ratings+
                                                                   ---------------
Principal Amount    Borrower/Tranche Description                   Moody's     S&P          Value
----------------    ----------------------------                   -------     ---          -----
                    Electronics (continued)

                    Intri-Plex Technologies, Inc.                    NR        NR
 $ 5,347,826        Term Loan, maturing September 30, 2002                               $  2,673,913

                    Knowles Electronics                              B1        B+
   6,982,500        Term Loan, maturing June 29, 2007                                       6,685,744

                    ON Semiconductor Corporation                    Ba3       BB-
   2,510,089        Term Loan, maturing August 4, 2006                                      2,531,530
   2,703,340        Term Loan, maturing August 4, 2007                                      2,726,432

                    Sarcom, Inc.                                     NR        NR
   7,488,141        Term Loan, maturing November 20, 2002                                   6,603,215
                                                                                         ------------
                                                                                           52,964,891
                                                                                         ------------
                    Finance: 4.1%

                    Alliance Data Systems Corp.                      NR        NR
     982,143        Revolver, maturing March 4, 2006                                          933,036
     781,250        Term Loan, maturing March 4, 2006                                         761,719
  14,400,000        Term Loan, maturing October 31, 2005                                   14,148,000
   1,659,107        Term Loan, maturing March 4, 2006                                       1,617,629

                    Anthony Crane Rental LP                          B1       BB-
  14,812,500        Term Loan, maturing July 20, 2006                                      12,127,734

                    Bridge Information Systems, Inc.                 NR        NR
   1,424,312        Lease, maturing April 1, 2001                                           1,125,206
   2,799,276        Lease, maturing April 1, 2001                                           2,211,428
   5,843,952        Term Loan, maturing May 29, 2005                                        2,010,319

                    National Partnership Investments Corp.           NR        NR
   5,749,961        Term Loan, maturing June 30, 2001                                       5,739,240

                    Rent-A-Center, Inc.                             Ba3       BB-
   5,045,917        Term Loan, maturing January 31, 2006                                    4,998,612
   6,510,758        Term Loan, maturing January 31, 2007                                    6,449,720
   3,839,180        Term Loan, maturing December 31, 2007                                   3,839,180

                    United Rentals, Inc.                            Ba2       BB+
   4,987,500        Term Loan, maturing June 30, 2006                                       4,885,969

                    Value Asset Management, Inc.                     NR        NR
   2,833,333        Term Loan, maturing April 28, 2003                                      2,819,167
                                                                                         ------------
                                                                                           63,666,959
                                                                                         ------------
                    Grocery: 0.2%

                    Grand Union Capital Corporation(2)              Caa2       D
   4,976,273        Tem Loan, maturing August 17, 2003                                      3,732,204

                    Schwegman Giant Super Markets(1)                 NR        NR
   1,414,837        Term Loan, maturing July 30, 2002(3)                                           10
                                                                                         ------------
                                                                                            3,732,214
                                                                                         ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                      Ratings+
                                                                   ---------------
Principal Amount    Borrower/Tranche Description                   Moody's     S&P          Value
----------------    ----------------------------                   -------     ---          -----
                    Healthcare, Education and Childcare: 7.2%

                    Advance PCS                                     Ba3        BB
 $ 4,500,000        Term Loan, maturing October 2, 2007                                  $  4,508,438

                    Alliance Imaging Inc.                            NR        NR
   4,431,611        Term Loan, maturing November 2, 2008                                    4,383,603

                    Caremark, RX                                    Ba3       BB-
     288,256        Term Loan, maturing June 9, 2001                                          278,948
     394,829        Term Loan, maturing June 9, 2001                                          382,244

                    Children's Discovery Centers of America          NR        NR
   9,140,625        Term Loan, maturing August 10, 2004                                     8,912,109

                    Community Health Systems, Inc.                   NR        NR
   5,875,428        Term Loan, maturing December 31, 2003                                   5,841,768
   5,875,428        Term Loan, maturing December 31, 2004                                   5,843,601
   1,380,524        Term Loan, maturing December 31, 2005                                   1,374,341

                    Concentra Operating Corp.                       Ba3        B+
   3,291,667        Term Loan, maturing June 30, 2006                                       3,036,563
   1,645,833        Term Loan, maturing June 30, 2007                                       1,518,281

                    Covenant Care California                         NR        NR
   6,000,000        Term Loan, maturing April 30, 2001                                      5,955,000

                    Dade Behring, Inc.                              Ba3        B+
   3,196,969        Term Loan, maturing June 30, 2006                                       2,128,267
   3,196,969        Term Loan, maturing June 30, 2007                                       2,128,267

                    Fountain View, Inc.                              NR        NR
  13,235,294        Term Loan, maturing March 31, 2004                                     12,772,059

                    Genesis Health Ventures, Inc.(2)                Caa2       NR
   2,766,313        Term Loan, maturing September 30, 2003                                  1,697,825

                    Healthcare Direct, Inc.                          NR        NR
   3,048,494        Term Loan, maturing August 1, 2004                                      2,987,412
   4,007,750        Term Loan, maturing August 1, 2006                                      3,978,889

                    Magellan Health Services                         B2        B+
   1,270,922        Term Loan, maturing February 28, 2005                                   1,112,057
   1,270,922        Term Loan, maturing February 28, 2006                                   1,112,057

                    Mellon Financial Services Corp. IV(2)            NR        NR
   4,400,754        Lease, maturing September 30, 2004                                      2,523,832

                    Paragon Health Network, Inc.(2)                  NR        NR
  14,609,742        Term Loan, maturing April 30, 2005(3)                                   6,574,384
   8,740,810        Term Loan, maturing March 31, 2006(3)                                   3,933,364

                    The Brown Schools (Healthcare America)           NR        NR
  10,156,250        Term Loan, maturing June 30, 2004                                       9,699,219
   4,062,500        Term Loan, maturing June 30, 2005                                       3,879,688

                    The Multicare Companies, Inc.(2)                Caa3       NR
   3,312,183        Term Loan, maturing September 30, 2003(3)                               1,899,537

                    Vencor, Inc.(2)                                  NR        NR
  13,134,063        Term Loan, maturing May 5, 2005(3)                                     11,418,623

                    Vision Twenty-One                                NR        NR
   2,898,018        Term Loan, maturing October 31, 2002                                    2,840,057
                                                                                         ------------
                                                                                          112,720,432
                                                                                         ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                      Ratings+
                                                                   ---------------
Principal Amount    Borrower/Tranche Description                   Moody's     S&P            Value
----------------    ----------------------------                   -------     ---            -----
                    Home and Office Furnishings, Housewares,
                    and Durable Consumer Products: 1.9%

                    American Blind & Wallpaper Factory, Inc.         NR        NR
   $     722,983    Term Loan, maturing December 29, 2005                                $      714,797

                    Buhrmann NV                                     Ba3        BB-
       5,392,101    Term Loan, maturing December 26, 2007                                     5,408,952

                    Desa International                               NR        B-
       8,315,000    Term Loan, maturing November 26, 2004                                     7,816,100

                    Identity Group, Inc.                             NR        NR
       4,937,500    Term Loan, maturing May 7, 2007                                           4,925,793

                    Imperial Home D-cor Group(2)                     NR        NR
       2,490,579    Revolver, maturing March 13, 2005(3)                                        622,644
       5,969,469    Term Loan, maturing March 13, 2005(3)                                     1,492,367
       1,492,367    Term Loan, maturing March 13, 2006(3)                                       373,092

                    Juno Lighting                                    B1        B+
       4,645,062    Term Loan, maturing November 30, 2006                                     4,613,127

                    U.S. Office Products                            Caa1      CCC+
       7,056,776    Term Loan, maturing June 9, 2006                                          4,452,826
                                                                                         --------------
                                                                                             30,419,699
                                                                                         --------------
                    Hotels, Motels, Inns and Gaming: 7.7%

                    Aladdin Gaming LLC                               B2       CCC+
       2,992,105    Term Loan, maturing August 26, 2006                                       2,588,171
       4,488,750    Term Loan, maturing August 26, 2008                                       3,882,769

                    Autotote Corp.                                   B1        B+
       5,000,000    Term Loan, maturing August 23, 2007                                       5,000,000

                    Extended Stay America, Inc.                     Ba3        B+
       9,950,000    Term Loan, maturing December 31, 2003                                     9,900,250
       5,500,000    Term Loan, maturing June 30, 2007                                         5,526,516

                    Horseshoe Gaming Holding Corporation            Ba2        BB+
       2,968,500    Term Loan, maturing September 30, 2006                                    2,980,561

                    Lodgian Financing Corp.                          B1        B+
       9,789,714    Term Loan, maturing September 15, 2006                                    9,642,868

                    Meristar Hospitality Corp.                      Ba1       BB-
      11,491,000    Term Loan, maturing July 31. 2003                                        11,440,727
      10,000,000    Term Loan, maturing January 31. 2004                                     10,000,000

                    Penn National Gaming, Inc.                       B1        B+
       4,987,500    Term Loan, maturing August 8, 2006                                        4,948,538

                    Starwood Hotels & Resorts Worldwide, Inc.       Ba1       BBB-
      11,500,000    Term Loan, maturing February 23, 2003                                    11,532,350

                    Strategic Hotel Capital, Inc.                    NR        NR
       9,900,000    Term Loan, maturing November 9, 2004                                      9,941,253

                    Wyndham International, Inc.                      NR        NR
      12,000,000    IRL, maturing June 30, 2004                                              11,977,500
      21,500,000    Term Loan, maturing June 30, 2006                                        21,346,813
                                                                                         --------------
                                                                                            120,708,315
                                                                                         --------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                      Ratings+
                                                                   ---------------
Principal Amount    Borrower/Tranche Description                   Moody's     S&P          Value
----------------    ----------------------------                   -------     ---          -----
                    Insurance: 0.6%

                    USI Holdings Corporation                         B2        B+
 $ 9,600,000        Term Loan, maturing September 17, 2004                               $  9,570,000
                                                                                         ------------
                                                                                            9,570,000
                                                                                         ------------
                    Leisure, Amusement, Motion Pictures
                    and Entertainment: 5.2%

                    AMFAC Parks & Resorts, Inc.                      NR        NR
   3,637,500        Term Loan, maturing September 4, 2004                                   3,592,031
   3,637,500        Term Loan, maturing September 30, 2004                                  3,592,031

                    Fitness Holdings Worldwide                       NR        B
   9,380,875        Term Loan, maturing November 1, 2006                                    9,179,186
   8,386,875        Term Loan, maturing November 1, 2007                                    8,206,557

                    Four Media Co.                                   B1        NR
   9,725,000        Term Loan, maturing September 10, 2004                                  9,700,688

                    Icon Health & Fitness, Inc.                      NR        NR
   5,203,234        Term Loan, maturing March 1, 2005                                       5,047,137
   4,914,063        Term Loan, maturing November 29, 2004                                   4,889,492
   3,750,000        Term Loan, maturing August 31, 2004                                     3,717,188

                    Metro-Goldwyn-Mayer                              NR       BB-
  10,000,000        Term Loan, maturing March 31, 2005                                      9,783,330
   9,000,000        Term Loan, maturing March 31, 2006                                      8,936,721

                    Panavision, Inc.                                 B2        B+
  14,207,838        Term Loan, maturing March 10, 2005                                     14,196,782
                                                                                         ------------
                                                                                           80,841,143
                                                                                         ------------
                    Machinery: 1.2%

                    Alliance Laundry Systems LLC                     B1        B+
   4,993,750        Term Loan, maturing May 1, 2005                                         4,856,422

                    CNB International(2)                             NR        NR
   8,312,732        Term Loan, maturing October 18, 2004(3)                                 6,234,549

                    Morris Material Handling(2)                      B3        NR
   4,658,193        Term Loan, maturing March 31, 2005                                      4,219,408

                    Vutek Inc.                                       B1        NR
     571,429        Term Loan, maturing December 30, 2007                                     572,143
   1,638,655        Term Loan, maturing December 30, 2007                                   1,634,559
   1,789,916        Term Loan, maturing December 30, 2007                                   1,785,441
                                                                                         ------------
                                                                                           19,302,522
                                                                                         ------------
                    Mining, Steel, Iron and Non-Precious
                    Metals: 0.4%

                    National Refractories Co.                        NR        NR
   2,500,000        Term Loan, maturing September 30, 2001                                  2,500,503

                    Peabody Holding Company                         Ba2       BB-
   4,122,807        Term Loan, maturing June 30, 2006                                       4,118,944
                                                                                         ------------
                                                                                            6,619,447
                                                                                         ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                      Ratings+
                                                                   ---------------
Principal Amount    Borrower/Tranche Description                   Moody's     S&P          Value
----------------    ----------------------------                   -------     ---          -----
                    North American Cable: 3.5%

                    CC VI Operating Co. LLC                         Ba3        BB
 $ 5,000,000        Term Loan, maturing November 1, 2008                                 $  4,997,185

                    CC VIII Operating LLC                           Ba3       BB+
   2,500,000        Term Loan, maturing February 2, 2008                                    2,500,390

                    Century Cable Holdings LLC                      Ba3        BB
   8,000,000        Term Loan, maturing June 30, 2009                                       7,959,584
  16,000,000        Term Loan, maturing December 31, 2009                                  15,926,000

                    Charter Communications Operating LLC            Ba3       BB+
  16,500,000        Term Loan, maturing March 18, 2008                                     16,439,264
   6,556,250        Term Loan, maturing March 17, 2008                                      6,534,300
                                                                                         ------------
                                                                                           54,356,722
                                                                                         ------------
                    Oil and Gas: 0.5%

                    Key Energy Group, Inc.                          Ba3        NR
   4,494,000        Revolver, maturing October 26, 2003                                     4,376,033
   4,106,748        Term Loan, maturing October 26, 2004                                    4,113,166
                                                                                         ------------
                                                                                            8,489,199
                                                                                         ------------
                    Other Telecommunications: 1.8%

                    Cincinnati Bell Inc.                            Ba1        NR
  11,450,000        Term Loan, maturing November 9, 2004                                   11,373,331
  10,000,000        Term Loan, maturing January 31, 2006                                   10,027,080

                    Pacific Coin                                     NR        NR
   1,758,933        Term Loan, maturing December 31, 2002                                   1,319,199
   6,492,153        Term Loan, maturing December 31, 2004                                   4,869,114
                                                                                         ------------
                                                                                           27,588,725
                                                                                         ------------
                    Personal and Nondurable Consumer
                    Products: 2.2%

                    AM Cosmetics, Inc.                               NR        NR
   2,290,692        Revolver, maturing May 30, 2004                                         2,176,158
   1,305,151        Term Loan, maturing June 30, 2003                                       1,239,893
   2,610,303        Term Loan, maturing December 31, 2004                                   2,479,788

                    Amscan Holdings                                  B1        B+
   9,693,693        Term Loan, maturing December 31, 2004                                   8,724,324

                    Centis, Inc.                                     NR        NR
   3,911,111        Term Loan, maturing September 30, 2005                                  2,816,000
   3,430,000        Term Loan, maturing September 30, 2006                                  2,469,600

                    Medtech Products, Inc.                           NR        NR
   7,250,468        Term Loan, maturing October 15, 2002                                    7,223,279

                    Norwood Promotional Products                     B2        NR
   3,141,617        Term Loan, maturing May 12, 2006                                        3,121,002
   2,802,354        Term Loan, maturing November 30, 2006                                   2,783,964

                    Paint Sundry Brands LLC                          NR        NR
   1,019,102        Term Loan, maturing August 11, 2005                                     1,003,816
     998,095        Term Loan, maturing August 11, 2006                                       983,123
                                                                                         ------------
                                                                                           35,020,947
                                                                                         ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                      Ratings+
                                                                   ---------------
Principal Amount    Borrower/Tranche Description                   Moody's     S&P          Value
----------------    ----------------------------                   -------     ---          -----
                    Personal, Food & Miscellaneous: 3.0%

                    Boston Chicken Inc.(2)                           NR        NR
 $23,837,978        Lease, maturing October 17, 1998(3)                                  $  7,926,128
   2,733,548        Revolver, maturing October 17, 1998(3)                                    908,905
   3,481,872        Revolver, maturing December 1, 1999(3)                                  1,157,723

                    Brickman Group Ltd.                              NR        NR
   4,708,772        Term Loan, maturing December 31, 2005                                   4,685,228

                    Coinmach Laundry Corp.                           B1       BB-
   8,713,664        Term Loan, maturing June 30, 2005                                       8,689,161

                    Otis Spunkmeyer                                  NR        NR
   4,578,401        Term Loan, maturing December 31, 2005                                   4,303,697

                    Papa Gino's Inc.                                 NR        NR
   2,105,195        Term Loan, maturing August 31, 2004                                     2,090,035
   2,564,862        Term Loan, maturing February 19, 2002                                   2,562,227
  14,435,370        Term Loan, maturing February 19, 2004                                  14,522,042
                                                                                         ------------
                                                                                           46,845,145
                                                                                         ------------
                    Printing and Publishing: 3.6%

                    Advanstar Communications, Inc.                  Ba3        B+
   8,000,000        Term Loan, maturing April 11, 2007                                      8,000,000
   2,000,000        Term Loan, maturing November 7, 2007                                    2,014,376

                    CanWest Media, Inc.                             Ba3       BB-
   6,154,783        Term Loan, maturing May 15, 2008                                        6,154,783
   5,767,826        Term Loan, maturing May 16, 2009                                        5,767,826

                    Mail-Well I Corporation                         Ba2        BB
   4,213,156        Term Loan, maturing February 22, 2007                                   4,191,214

                    Von Hoffman Press, Inc.                          B1        B+
   3,255,357        Term Loan, maturing May 22, 2004                                        3,225,857
  10,579,464        Term Loan, maturing May 22, 2005                                       10,483,593

                    Weider Publications, Inc.                        NR        NR
   9,775,000        Term Loan, maturing September 18, 2005                                  9,775,000

                    Vertis, Inc.                                     B1       BB-
   3,977,581        Term Loan, maturing December 7, 2008                                    3,922,890

                    Ziff-Davis Media, Inc.                          Ba3        B+
   2,566,244        Term Loan, maturing March 31, 2007                                      2,574,263
                                                                                         ------------
                                                                                           56,109,802
                                                                                         ------------
                    Radio and Television Broadcasting: 1.1%

                    Benedek Broadcasting Corporation                 B1        B
   6,000,000        Term Loan, maturing November 20, 2007                                   5,949,378

                    Susquehanna Media Co.                           Ba1       BB-
   5,000,000        Term Loan, maturing June 30, 2008                                       5,007,815

                    Telemundo Holdings, Inc.                         B1        B+
   6,855,189        Term Loan, maturing December 28, 2006                                   6,844,481
                                                                                         ------------
                                                                                           17,801,674
                                                                                         ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                      Ratings+
                                                                   ---------------
Principal Amount    Borrower/Tranche Description                   Moody's     S&P          Value
----------------    ----------------------------                   -------     ---          -----
                    Retail Stores: 1.9%

                    Murray's Discount Auto Stores, Inc.              NR        NR
 $13,417,802        Term Loan, maturing June 30, 2003                                    $   13,486,158

                    Peebles, Inc.                                    NR        NR
   2,402,298        Term Loan, maturing April 30, 2001                                        2,366,264
  11,598,152        Term Loan, maturing April 30, 2002                                       11,424,180

                    TravelCenters of America, Inc.                  Ba3        BB
   2,500,000        Term Loan, maturing November 8, 2006                                      2,513,020
                                                                                         --------------
                                                                                             29,789,622
                                                                                         --------------
                    Satellite: 0.1%

                    Pegasus Media & Communications, Inc.             B1        B+
   2,000,000        Term Loan maturing April 30, 2005                                         2,006,250
                                                                                         --------------
                                                                                              2,006,250
                                                                                         --------------
                    Telecommunication Equipment: 1.8%

                    American Tower Corp.                            Ba3       BB-
  10,748,775        Term Loan, maturing June 30, 2007                                        10,705,779

                    Crown Castle Operating Company                  Ba3       BB-
   5,000,000        Term Loan, maturing March 18, 2008                                        5,026,390

                    Pinnacle Towers, Inc.                            B1        B+
   6,000,000        Term Loan, maturing June 30, 2007                                         5,990,628

                    Tripoint Global Communications, Inc.             NR        NR
   6,516,000        Term Loan, maturing May 28, 2006                                          6,434,550
                                                                                         --------------
                                                                                             28,157,347
                                                                                         --------------
                    Textiles and Leather: 3.3%

                    Accessory Network Group, Inc.                    NR        NR
   9,148,915        Term Loan, maturing August 13, 2005                                       8,263,175

                    Galey & Lord, Inc.                              Caa2       BB-
   5,379,195        Term Loan, maturing March 23, 2005                                        4,881,620
   3,815,927        Term Loan, maturing March 23, 2006                                        3,470,109

                    Humphrey's, Inc.                                 NR        NR
   6,650,000        Term Loan, maturing November 15, 2003                                     5,685,750

                    Levi Strauss & Co.                              Ba2        BB
   8,916,294        Term Loan, maturing January 31, 2002                                      8,693,386

                    Malden Mills                                     B1        NR
   9,859,000        Term Loan, maturing October 28, 2006                                      8,577,330

                    Scovill Fastners Inc.                           Caa3      CCC-
   4,531,250        Term Loan, maturing November 26, 2003                                     4,354,332

                    Tartan Textile Services, Inc.                    NR        NR
   9,712,437        Term Loan, maturing May 13, 2005                                          8,838,318
                                                                                         --------------
                                                                                             52,764,019
                                                                                         --------------
                    Total Senior Loans - 110.1%
                    (Cost $1,847,620,514)                                                 1,725,699,732
                                                                                         --------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Other Corporate Debt

                                                                      Bank Loan
                                                                      Ratings+
                                                                   ---------------
Principal Amount    Borrower/Tranche Description                   Moody's     S&P          Value
----------------    ----------------------------                   -------     ---          -----
                    Automobile: 0.4%

                    Capital Tool & Design Ltd.                       NR        NR
 $ 6,000,000        Subordinated Note, maturing July 19, 2003                            $  6,045,008
                                                                                         ------------
                                                                                            6,045,008
                                                                                         ------------
                    Building & Real Estate: 0.6%

                    National Golf Operating Partnership              NR        NR
   9,900,000        Unsecured Term Loan, maturing July 22,
                    2004                                                                    9,875,250
                                                                                         ------------
                                                                                            9,875,250
                                                                                         ------------
                    Finance: 0.6%

                    Value Asset Management, Inc.                     NR        NR
  10,000,000        Sr. Sub Bridge, maturing August 31, 2005                                9,850,000
                                                                                         ------------
                                                                                            9,850,000
                                                                                         ------------
                    Healthcare, Education and Childcare: 0.0%        NR        NR

                    Vision Twenty-One
     368,022        Convertible Note, maturing October 31, 2002                               349,621
                                                                                         ------------
                                                                                              349,621
                                                                                         ------------
                    Oil and Gas: 0.5%

                    Premcor Refining Inc.                           Ba3       BB-
   9,000,000        Floating Rate Note, maturing
                    November 15, 2004                                                       7,695,000
                                                                                         ------------
                                                                                            7,695,000
                                                                                         ------------
                    Personal & Nondurable Consumer Products: 0.3%

                    AM Cosmetics, Inc.                               NR        NR
   2,976,529        Senior Sub, maturing May 30, 2007(3)                                      744,132

                    Paint Sundry Brands LLC                          NR        NR
   2,875,000        Subordinated Note, maturing August 11, 2008                             2,645,000
                                                                                         ------------
                                                                                            3,389,132
                                                                                         ------------
                    Total Other Corporate Debt - 2.4%
                    Cost $41,119,551)                                                      37,204,011
                                                                                         ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Equity Securities

Shares
------
           Apparel Products: 0.0%
 13,294    Butterick Company, Inc.@(R)--Common                       $    22,364
                                                                     -----------

           Automobile: 0.3%
660,808    Safelite Glass Corp@--Common                                4,956,060
  4,605    Safelite Realty@--Common                                            1
                                                                     -----------
                                                                       4,956,061
                                                                     -----------

           Electronics: 0.1%
149,645    Decision One Corporation@--Common                           1,197,160
                                                                     -----------

           Diversified / Conglomerate Services: 0.0%
 60,056    Staff Leasing, Inc.@--common                                  217,703
                                                                     -----------

           Home and Office Furnishings: 0.1%
 80,400    American Blind and Wallpaper, Inc.@(R)--Common              1,045,200
                                                                     -----------

           Personal and Nondurable Consumer Products: 0.0%
 37,197    AM Cosmetics Corp.@(R)--Common                                     --
                                                                     -----------

           Restaurants: 0.50%
413,980    America's Favorite Chicken Co.@(R)--Common                  7,203,164
                                                                     -----------

           Textiles and Leather: 0.0%
127,306    Dan River, Inc.@--Common                                      270,525
                                                                     -----------
           Total Equity Securities: 1.0%
           (Cost $1,637,196)                                          14,912,177
                                                                     -----------

Stock Purchase Warrants and Other Securities

Shares
------
 48,930   Autotote Systems, Inc., Warrant representing
           48,930 Common shares, Expires 10/30/03@(R)            $       38,079
      1   Autotote Systems, Inc., Option representing
           0.248 Common shares issued and outstanding@(R)                    --
 10,000   Casden Properties, 10,000 shares of Junior
           Cumulative Preferred Partnership Units(R)                    250,000
 80,634   Capital Tool & Design, Warrants representing
           19,000 Common shares@(R)                                     256,658
 19,000   Covenant Care, Inc., Warrants representing
           19,000 Common shares@(R)                                      37,452
    449   Murray's Discount, Warrants representing 5%
           of Common equity on a fully diluted basis@(R)                      4
  2,564   Electro Mechanical Solutions, Inc, Warrant
           representing 2,564 Common shares@(R)                              26
243,778   Vision Twenty-one, Warrant representing
           243,778 Common share@(R)                                       2,438
                                                                 --------------
          Total Stock Purchased Warrants and Other
           Securities - 0.0% (Cost $0)                                  584,657
                                                                 --------------
          Total Investments (Cost $1,890,377,261)(5)    113.5%   $1,778,400,577
          Liabilities in excess of cash and other
           Assets -- Net                                (13.5)%    (211,388,434)
                                                        -----    --------------
          Net Assets                                    100.0%   $1,567,012,143
                                                        =====    ==============

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

----------
@    Non-income producing security.
(R)  Restricted security.
* Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.
NR = Not Rated
+ Bank Loans rated below Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.
(1) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code.
(2) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code.
(3)  Loan is on non-accrual basis.
(4) The borrower filed for protection under the Canadian Bankruptcy and Insolvency Act.
(5) For federal income tax purposes, which is the same for financial reporting purposes, cost of investments is $1,890,377,261 and net unrealized depreciation consists of the following:

          Gross Unrealized Appreciation                     $   18,834,037
          Gross Unrealized Depreciation                       (130,810,721)
                                                            --------------
               Net Unrealized Depreciation                  $ (111,976,684)
                                                            ==============

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at value (Cost $1,890,377,261)          1,778,400,577
Receivables:
 Interest                                                            17,862,578
 Other                                                                   93,802
Prepaid expenses                                                        473,764
Prepaid arrangement fees on notes payable                               481,124
                                                                ---------------
   Total assets                                                   1,797,311,845
                                                                ---------------
LIABILITIES:
Notes payable                                                       223,000,000
Overdraft payable to custodian                                          226,050
Deferred arrangement fees on senior loans                             1,359,858
Accrued interest payable                                              1,537,898
Accrued Preferred Shares dividends payable                              406,265
Payable to affiliates                                                 1,473,767
Accrued expenses                                                      2,295,864
                                                                ---------------
   Total liabilities                                                230,299,702
                                                                ---------------
NET ASSETS                                                      $ 1,567,012,143
                                                                ===============
Net asset value per common shares outstanding
 (net assets less preferred shares at liquidation
 value, divided by 136,680,787 common shares
 authorized and outstanding, no par value)                      $          8.17
                                                                ===============
Net Assets Consist of:
 Paid-in capital                                                $ 1,285,499,805
 Preferred Shares, $25,000 stated value per share
  at liquidation value (18,000 shares outstanding)                  450,000,000
 Undistributed net investment income                                 10,762,779
 Accumulated net realized loss on investments                       (67,273,757)
 Net unrealized depreciation of investments                        (111,976,684)
                                                                ---------------
   Net assets                                                   $ 1,567,012,143
                                                                ===============

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS for the Nine Months Ended November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                          $ 123,280,309
Arrangement fees earned                                               1,278,767
Dividends                                                                30,000
Other                                                                 2,852,341
                                                                  -------------
  Total investment income                                           127,441,417
                                                                  -------------
EXPENSES:
Interest                                                             24,903,134
Investment management fees                                           10,320,996
Administration fees                                                   2,855,747
Transfer agent and registrar fees                                       542,564
Reports to shareholders                                                 302,561
Custodian fees                                                          299,150
Revolving credit facility fees                                          236,678
Professional fees                                                       220,902
Miscellaneous expense                                                   203,277
Recordkeeping and pricing fees                                          137,500
Preferred Shares -- dividend disbursing agent fees                       48,276
Insurance expense                                                        29,407
Trustees' fees                                                           22,550
                                                                  -------------
  Total expenses                                                     40,122,742
                                                                  -------------
    Net investment income                                            87,318,675
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized gain on investments                                      5,225,850
Net change in unrealized depreciation of investments               (103,678,818)
                                                                  -------------
  Net loss on investments                                           (98,452,968)
                                                                  -------------
    Net decrease in net assets resulting from operations          $ (11,134,293)
                                                                  =============

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Nine Months
                                                                  Ended
                                                               November 30,             Year Ended
                                                                  2000                 February 29,
                                                               (Unaudited)                 2000
                                                             ---------------          ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                        $    87,318,675          $   106,494,015
Net realized gain (loss) on investments                            5,225,850              (37,913,867)
Change in unrealized depreciation
 on investments                                                 (103,678,818)              (2,330,185)
                                                             ---------------          ---------------
 Net increase (decrease) in net assets resulting from
  operations                                                     (11,134,293)              66,249,963
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income:
Common Shares                                                    (88,487,481)            (104,450,631)
Preferred Shares                                                  (1,833,774                       --
                                                             ---------------          ---------------
Decrease in net assets from distributions to shareholders        (90,321,255)            (104,450,361)
CAPITAL SHARE TRANSACTIONS:
Issuance from dividend reinvestment                                4,651,415                9,369,771
Sales of shares in connection with Shelf offerings                   977,168               43,604,392
Net proceeds from sales of Preferred Shares                      445,500,000                       --
                                                             ---------------          ---------------
 Net increase from capital share transactions                    451,128,583               52,974,163
                                                             ---------------          ---------------
 Net increase in net assets                                      349,673,035               14,773,765
NET ASSETS:
Beginning of period                                            1,217,339,108            1,202,565,343
                                                             ---------------          ---------------
End of period (including undistributed net investment
 income of $10,762,779 and $11,931,585, respectively)        $ 1,567,012,143          $ 1,217,339,108
                                                             ===============          ===============
SUMMARY OF COMMON SHARE TRANSACTIONS:
Shares issued in payment of distributions from net
 investment income                                                   532,726                1,031,864
Shares sold in connection with Shelf offerings                       111,900                4,798,146
                                                             ---------------          ---------------
 Net increase in shares Common Shares outstanding                    644,626                5,830,010
                                                             ===============          ===============
SUMMARY OF PREFERRED SHARES SOLD:
 Series M                                                              3,600                       --
 Series T                                                              3,600                       --
 Series W                                                              3,600                       --
 Series Th                                                             3,600                       --
 Series F                                                              3,600                       --
                                                             ---------------          ---------------
 Total preferred shares sold                                          18,000                       --
                                                             ===============          ===============

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS for the Nine Months Ended November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

INCREASE (DECREASE) in Cash
Cash Flows From Operating Activities:
 Interest received                                                $ 125,206,107
 Dividends received                                                      30,000
 Facility fees paid                                                     (64,099)
 Arrangement fee received                                               638,800
 Other income received                                                2,889,777
 Interest paid                                                      (26,504,820)
 Other operating expenses paid                                      (13,714,733)
 Purchases of portfolio securities                                 (813,144,256)
 Proceeds from disposition of portfolio securities                  626,150,362
                                                                  -------------
   Net cash used for operating activities                           (98,512,862)
                                                                  -------------
Cash Flows From Financing Activities:
 Dividends paid to common shareholders                              (83,836,066)
 Overdraft financing                                                 (1,700,731)
 Net proceeds from sales of preferred shares                        445,500,000
 Dividends paid to Preferred Shareholders                            (1,427,509)
 Proceeds from common shares shelf offerings                            977,168
 Loan advance                                                      (261,000,000)
                                                                  -------------
   Net cash provided by financing activities                         98,512,862
                                                                  -------------
 Net change in cash                                                          --
 Cash at beginning of period                                                 --
                                                                  -------------
 Cash at end of period                                            $          --
                                                                  =============
Reconciliation Of Net Increase In Net Assets
 Resulting From Operations To Net
 Cash Provided By Operating Activities:
Net increase in net assets resulting from operations              $ (11,134,293)
                                                                  -------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
 Increase in investments in securities                              (88,716,382)
 Decrease in dividends and interest receivable                        1,925,798
 Increase in other assets                                               (48,773)
 Decrease in prepaid arrangement fees on notes payable                  172,579
 Increase in prepaid expenses                                          (144,600)
 Decrease in deferred arrangement fees on senior loans                 (639,967)
 Decrease in accrued interest payable                                (1,601,686)
 Increase in preferred shareholders dividend payable                    406,265
 Increase in accrued expenses                                         1,268,197
                                                                  -------------
 Total adjustments                                                  (87,378,569)
                                                                  -------------
   Net cash used for operating activities                         $ (98,512,862)
                                                                  =============

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                              Nine Months
                                                 Ended            Years Ended February 28 or February 29,
                                             Nov. 30, 2000    ---------------------------------------------
                                              (Unaudited)         2000          1999 (7)        1998 (7)
                                              -----------         ----          --------        --------
Per Share Operating Performance
Net asset value, beginning of period          $     8.95       $     9.24      $     9.34     $     9.45
Net investment income                               0.64             0.79            0.79           0.87
Net realized and unrealized gain (loss)
 on investments                                    (0.72)           (0.30)          (0.10)         (0.13)
                                              ----------       ----------      ----------     ----------
Increase in net asset value from
 investment operations                             (0.08)            0.49            0.69           0.74
Distributions to Common Shareholders
 from net investment income                        (0.65)           (0.78)          (0.82)         (0.85)
Distribution to Preferred Shareholders             (0.01)              --              --             --
Increase in net asset value from share
 offerings                                            --               --            0.03             --
Reduction in net asset value from rights
 offering                                             --               --              --             --
Increase in net asset value from
 repurchase of capital stock                          --               --              --             --
Reduction in net asset value from
 Preferred Shares offerings                        (0.04)              --              --             --
                                              ----------       ----------      ----------     ----------
Net asset value, end of period                $     8.17       $     8.95      $     9.24     $     9.34
                                              ==========       ==========      ==========     ==========
Closing market price at end of period         $     7.56       $     8.25      $     9.56     $    10.31
Total Return
Total investment return at closing
 market price(3)                                   (1.14)%          (5.88)%          1.11%         12.70%
Total investment return at net asset
 value(4)                                          (1.52)%           5.67%           7.86%          8.01%
Ratios/Supplemental Data
Net Assets, end of period (000's)             $1,567,012               --              --             --
Net assets Common Shareholder, end of
 period (000's)                               $1,117,012       $1,217,339      $1,202,565     $1,034,403
Preferred Rate Shares
 Aggregate amount outstanding (000's)         $  450,000               --              --             --
Liquidation and market value Per Share        $   25,000               --              --             --
Asset coverage Per Share**                           265%              --              --             --
Average borrowings (000's)                    $  483,407       $  524,019      $  490,978     $  346,110
Ratios to average net assets including
 preferred*
 Expenses (before interest and other
  fees related to revolving credit
  facility)                                         1.62%(1)           --              --             --
 Expenses                                           4.33%(1)           --              --             --
 Net investment income                              9.44%(1)           --              --             --
Ratios to average net assets plus
 borrowing applicable to common shares*
 Expenses (before interest and other
  fees related to revolving credit
  facility)                                         1.19%(1)         1.00%(8)        1.05%(8)       1.04%
 Expenses                                           3.19%(1)         2.79%(8)        2.86%(8)       2.65%
 Net investment income                              6.93%(1)         6.12%           6.00%          6.91%
Ratios to average net assets applicable
 to common shares*
 Expenses (before interest and other
  fees related to revolving credit
  facility)                                         1.67%(1)         1.43%(8)        1.50%(8)       1.39%
 Expenses                                           4.47%(1)         4.00%(8)        4.10%(8)       3.54%
 Net investment income                              9.73%(1)         8.77%           8.60%          9.23%
 Portfolio turnover rate                              37%              71%             68%            90%
 Shares outstanding at end of
  period (000's)                                 136,681           136,036         130,206       110,764

                                                Years Ended February 28 or February 29,
                                              ------------------------------------------
                                                1997 (7)         1996 (6)          1995
                                                --------         --------          ----

Per Share Operating Performance
Net asset value, beginning of period          $     9.61       $    9.66       $   10.02
Net investment income                               0.82            0.89            0.74
Net realized and unrealized gain (loss)
 on investments                                    (0.02)          (0.08)           0.07
                                              ----------       ---------       ---------
Increase in net asset value from
 investment operations                              0.80            0.81            0.81
Distributions to Common Shareholders
 from net investment income                        (0.82)          (0.86)          (0.73)
Distribution to Preferred Shareholders                --              --              --
Increase in net asset value from share
 offerings                                            --              --              --
Reduction in net asset value from rights
 offering                                          (0.14)             --           (0.44)
Increase in net asset value from
 repurchase of capital stock                          --              --              --
Reduction in net asset value from
 Preferred Shares offerings                           --              --              --
                                              ----------       ---------       ---------
Net asset value, end of period                $     9.45       $    9.61       $    9.66
                                              ==========       =========       =========
Closing market price at end of period         $    10.00       $    9.50       $    8.75
Total Return
Total investment return at closing
 market price(3)                                   15.04%(5)       19.19%           3.27%(5)
Total investment return at net asset
 value(4)                                           8.06%(5)        9.21%           5.24%(5)
Ratios/Supplemental Data
Net Assets, end of period (000's)                     --              --              --
Net assets Common Shareholder, end of
 period (000's)                               $1,031,089       $ 862,938       $ 867,083
Preferred Rate Shares
 Aggregate amount outstanding (000's)                 --              --              --
Liquidation and market value Per Share                --              --              --
Asset coverage Per Share**                            --              --              --
Average borrowings (000's)                    $  131,773       $      --       $      --
Ratios to average net assets including
 preferred*
 Expenses (before interest and other
  fees related to revolving credit
  facility)                                           --              --              --
 Expenses                                             --              --              --
 Net investment income                                --              --              --
Ratios to average net assets plus
 borrowing applicable to common shares*
 Expenses (before interest and other
  fees related to revolving credit
  facility)                                         1.13%             --              --
 Expenses                                           1.92%             --              --
 Net investment income                              7.59%             --              --
Ratios to average net assets applicable
 to common shares*
 Expenses (before interest and other
  fees related to revolving credit
  facility)                                         1.29%             --              --
 Expenses                                           2.20%           1.23%           1.30%
 Net investment income                              8.67%           9.23%           7.59%
 Portfolio turnover rate                              82%             88%            108%
 Shares outstanding at end of
  period (000's)                                 109,140          89,794          89,794

----------
(1)  Annualized.
(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.
(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.
* Ratios do not reflect the effect of dividend payments to Preferred Shareholders; income ratios reflect income earned on assets attributable to preferred shares.
** Asset coverage represents the total assets available for settlement of Preferred Stockholder's interest and notes payables in relation to the Preferred Shareholder interest and notes payable balance outstanding. The Preferred Shares were first offered November 2, 2000.

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------

               Years Ended February 28 or February 29,
 -----------------------------------------------------------------------
    1994         1993        1992         1991        1990          1989
    ----         ----        ----         ----        ----          ----
  $  10.05    $   9.96    $   9.97    $    10.00   $    10.00    $   10.0
      0.60        0.60        0.76          0.98         1.06        0.72

     (0.05)       0.01       (0.02)        (0.05)          --          --
  --------    --------    --------    ----------   ----------    --------

      0.55        0.61        0.74          0.93         1.06        0.72

     (0.60)      (0.57)      (0.75)        (0.96)       (1.06)      (0.72)
        --          --          --            --           --          --

        --          --          --            --           --          --

        --          --          --            --           --          --

        --          --          --            --           --          --

      0.02        0.05          --            --           --          --
  --------    --------    --------    ----------   ----------    --------
  $  10.02    $  10.05    $   9.96    $     9.97   $    10.00    $  10.00
  ========    ========    ========    ==========   ==========    ========
  $   9.25    $   9.13          --            --           --          --


      8.06%      10.89%         --            --           --          --

      6.28%       7.29%       7.71%         9.74%       11.13%       7.35%

  $719,979    $738,810    $874,104    $1,158,224   $1,036,470    $252,998

  $     --    $     --    $     --    $       --   $       --    $     --

        --          --          --            --           --          --
        --          --          --            --           --          --
        --          --          --            --           --          --
        --          --          --            --           --          --




        --          --          --            --           --          --
        --          --          --            --           --          --
        --          --          --            --           --          --




        --          --          --            --           --          --
        --          --          --            --           --          --
        --          --          --            --           --          --




        --          --          --            --           --          --
      1.31%       1.42%       1.42%(2)      1.38%        1.46%(2)    1.18%(1)(2)
      6.04%       5.88%       7.62%(2)      9.71%       10.32%(2)    9.68%(1)(2)
        87%         81%         53%           55%         100%         49%(1)

    71,835      73,544      87,782       116,022      103,660      25,294

----------
(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.
(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.
(6) Pilgrim Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.
(7) The Manager agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.
(8)  Calculated on total expenses before impact of earnings credits.

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Pilgrim  Prime Rate Trust (the  "Trust"),  is  registered  under the  Investment
Company Act of 1940, as amended, as a diversified, closed-end, investment management company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the "`33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Senior Loan and Other Security Valuation. Loans are normally valued on the basis of one or more quotations obtained from a pricing service or other sources believed to be reliable. Loans for which reliable quotations are not available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a "proxy" for changes in value. The Trust has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the "proxy" procedure described above. Loans are valued at the mean between bid and asked quotations. It is expected that most of the loans held by the Trust will be valued with reference to quotations from the independent pricing service or with reference to the "proxy" procedure described above. ING Pilgrim Investments may believe that the price for a loan derived from market quotations or the "proxy" procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to ING Pilgrim Investments that ING Pilgrim Investments believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Trust's Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by ING Pilgrim Investments and monitored by the Trust's Board of Trustees through its Valuation Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Valuation of short term cash equivalent investments will be based on standard fund industry practice for short term, highly liquid investments.

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     At February 29, 2000, the Trust had capital loss carryforwards for federal income tax purposes of approximately $66,511,648 which are scheduled to expire through February 28, 2008.

     The Board of Trustees intends to offset any future net capital gains with the capital loss carryforwards until each carryforward has been fully utilized or expires.

C. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status.

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles for items such as the treatment of short term capital gains. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital. During the year ended February 29, 2000 the Fund reclassified $1,830,561 from paid in capital to accumulated net realized loss on investments, to reflect the treatment of permanent book/tax differences.

E. Dividend Reinvestments. Pursuant to the Shareholder Investment Program (formerly known as the Automatic Dividend Reinvestment Plan), DST Systems, Inc., the Plan Agent, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased only when the closing sale or bid price plus commission is less than the net asset value per share of the common shares on the valuation date. If the market price plus commissions is equal to or exceeds the net asset value, new shares are issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

G. Share Offerings. During the year ended February 28, 1999, the Trust began issuing shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 2 -- INVESTMENTS

For the nine months ended November 30, 2000, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $813,144,256 and $626,150,362 respectively. At November 30, 2000, the Trust held senior loans valued at $1,725,699,732 representing 97.0% of its total investments. The market value of these assets is established as set forth in Note 1.

The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                      Date of        Cost or
                                                    Acquisition   Assigned Basis
                                                    -----------   --------------
American Blind and Wallpaper -- Common               01/12/99           --
America's Favorite Chicken Co. -- Common             11/06/92         $  1
Autotote Systems, Inc. -- Option                     02/26/97           --
Autotote Systems, Inc. -- Warrant                    11/11/92           --
Butterick Company, Inc. -- Common                    05/01/97           --
Capital Tool & Design -- Warrants                    07/26/96           --
Casden Properties Operation -- Preferred
 Partnership Units                                   12/31/98           --
Covenant Care, Inc. -- Warrants                      12/22/95           --
Murray's Discount -- Warrants                        02/16/99           --
Vision 21 -- Warrants                                11/28/00           --
                                                                      ----
Total restricted securities excluding senior
 loans (market value of $8,855,359 was 0.57% of
 net assets at November 30, 2000)                                     $  1
                                                                      ====

NOTE 3 -- MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with ING Pilgrim Investments, Inc. (the "Manager") a wholly-owned subsidiary of ING Pilgrim Group, Inc. ("PG"), to provide advisory and management services. The Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's average daily net assets plus borrowings.

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

The Trust has also entered into an Administration Agreement with ING Pilgrim Investments, Inc. to provide administrative services and also to furnish facilities. Prior to May 1, 2000 the Administration Agreement compensated the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million. Effective May 1, 2000, the Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Trust's average daily net assets plus the proceeds of any outstanding borrowings.

NOTE 4 -- COMMITMENTS

The Trust has entered into both a 364 day and a five year revolving credit agreement, collateralized by assets of the Trust, to borrow up to $620 million from a syndicate of major financial institutions maturing July 15, 2003. Borrowing rates under these agreements are based on a fixed spread over LIBOR, the federal funds rate, or a commercial paper based rate. Prepaid arrangement fees for any unborrowed amounts are amortized over the term of the agreements. The amount of borrowings outstanding at November 30, 2000, was $223 million, at an average interest rate of 6.7%, which represented 12.4% of total assets. Average borrowings for the nine months ended November 30, 2000 excluding Preferred Shares were $483,407,273 and the average annualized interest rate was 7.1%.

As of November 30, 2000, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Airgate PCS                                                         $  7,022,801
Alliance Data Systems                                                    803,571
AM Cosmetics                                                               1,998
American Tower                                                         4,167,892
Breed Technologies                                                        42,611
Cincinnati Bell                                                        6,050,000
Crown Paper Co.                                                        1,625,000
Huntsman Corporation                                                $    819,074
Key Energy Group                                                       6,206,000
Meditrust Corp.                                                        7,058,824
Murray's Discount Auto Stores                                          1,700,000
Resort at Summerline                                                   4,060,913
Schwegmann Giant Super Market                                          1,488,400
                                                                    ------------
                                                                    $ 41,047,084
                                                                    ============

NOTE 5 -- RIGHTS AND OTHER OFFERINGS

On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09 . Offering costs of $6,972,203 were charged against the offering proceeds.

On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

As of November 30, 2000, share offerings pursuant to shelf registrations were as follows:

           Registration Date       Shares Registered         Shares Remaining
           -----------------       -----------------         ----------------
               6/11/98                15,000,000                        --
               6/19/98                10,000,000                 9,730,800
               9/15/98                25,000,000                19,213,322
               3/04/99                 5,000,000                 3,241,644

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

On November 2, 2000, the Trust issued 3,600 shares each of Series M, Series W and Series F Auction Rate Cumulative Preferred Shares, $.01 Par Value, $25,000 liquidation Preference, for a total issuance of $270 million. Also, on November 16, 2000, the Trust issued 3,600 shares each of Series T and Series Th Auction Rate Cumulative Preferred Shares, $.01 Par Value, $25,000 liquidation Preference, for a total issuance of $180 million. All such Preferred Shares were outstanding as of November 30, 2000. Cost associated with offering were approximately $5,243,864 which were charged against the proceeds received upon issuance. The Trust will use all of the net proceeds of the offering to pay down existing indebtedness, but may reborrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the Investment Company Act of 1940.

Preferred Share Dividends and Dividend Periods. The table below shows the dividend rates for the initial rate periods on Preferred Shares offered. For subsequent dividend periods, Preferred Shares will pay dividends based on a rate set at auctions, normally held every 7 days. In the most instances dividends are also payable every 7 days, on the first business day following the end of the rate period.

The table below also shows the number of days of the initial dividend periods for Preferred Shares. Subsequent rate periods generally will be 7 days. The dividend payment date for special rate periods of more than 7 days will be set out in the notice designating a special rate period.


                                       Dividend
                                     Payment Dates          Number of
Preferred         Initial             for Initial        Days of Initial
 Shares        Dividend Rates      Dividend Periods      Dividend Periods
 ------        --------------      ----------------      ----------------
Series M           6.50%           November 14, 2000            12
Series T           6.50%           November 29, 2000            13
Series W           6.50%           November 16, 2000            14
Series Th          6.50%           December 01, 2000            15
Series F           6.50%           November 20, 2000            18

NOTE 6 -- CUSTODIAL AGREEMENT

State Street Bank, Kansas City ("SSBKC") (formerly known as IFTC) serves as the Trust's custodian and recordkeeper. Custody fees paid to SSBKC are reduced by earnings credits based on the cash balances held by SSBKC for the Trust.

There were no earning credits for the nine months ended November 30, 2000.

NOTE 7 -- AFFILIATED TRANSACTIONS

During the nine months ended November 30, 2000, the Trust purchased and sold holdings in senior loans from/to affiliated funds managed by the Manager at prices determined by the Manager to represent market prices. The cost of purchased loans was $27,202,486 and the proceeds and cost of sold loans were $26,912,891 and $27,208,437, respectively, excluding any benefit to the Trust from the recognition of deferred arrangement fees.

NOTE 8 -- SUBORDINATED AND UNCOLLATERALIZED LOANS

The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a Senior Loan from the same borrower. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. The Trust may invest up to 5% of its total assets, measured at the time of investment, in subordinated and uncollateralized loans. As of November 30, 2000, the Trust held 2.2% of its total assets in subordinated and uncollateralized loans.

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 9 -- SUBSEQUENT EVENTS

Subsequent to November 30, 2000, the Trust paid the following dividends from net investment income:

     Per Share Amount     Declaration Date     Record Date     Payable Date
     ----------------     ----------------     -----------     ------------
         $0.070              11/30/2000         12/11/2000      12/22/2000
          0.073              12/19/2000         12/29/2000      01/11/2001

            Management's Additional Operating Information (Unaudited)

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At a Special Meeting of Trust Shareholders, held August 6, 1998, Shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including
(i) investing in loans in any form of business entity, as long as the loans otherwise meet the Trust's requirements regarding the quality of loans in which it may invest;(ii) the treatment of lease participations as Senior Loans which would constitute part of the 80% of the Trust's assets normally invested in Senior Loans; (iii) investing in all types of hybrid loans that meet credit standards established by the Investment Manager constituting part of the 20% of the Trust's assets that may be invested in Other Investments; (iv) the ability to invest up to 5% of its total assets in both subordinated and unsecured loans which would constitute part of the 20% of the Trust's assets that may be invested in Other Investments.

Additionally, another policy change approved by the Board of Trustees of the Trust, which does not require shareholder approval, permits the Trust to accept guarantees and expanded forms of intangible assets as collateral, including copyrights, patent rights, franchise value, and trademarks. Another policy change approved by the Board, that does not require shareholder approval, provides that 80% of the Trust's gross assets, as opposed to 80% of its net assets, may normally be invested in Senior Loans.

The Trust's Manager considered the evolving nature of the syndicated loan market and the potential benefits to the Trust and its shareholders of revising the restriction to permit the Trust to invest in loans other than Senior Loans and the increase in the number of attractive investment opportunities available to the Trust due to the change.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Program, please contact the Shareholder Servicing Agent at (800) 992-0180.

                 See Accompanying Notes to Financial Statements

                     [SCREENED BACK GRAPHIC OF THE EARTH]


                     INVESTMENT MANAGER

                     ING Pilgrim Investments, Inc.
                     7337 E. Doubletree Ranch Road
                     Scottsdale, Arizona 85258-2034

                     ADMINISTRATOR

                     ING Pilgrim Group, Inc.
                     7337 E. Doubletree Ranch Road
                     Scottsdale, Arizona 85258-2034
                     1-800-992-0180

                     INSTITUTIONAL INVESTORS AND ANALYSTS

                     Call Pilgrim Prime Rate Trust
                     1-800-336-3436, Extension 2214

                     TRANSFER AGENT

                     DST Systems, Inc.
                     P.O. Box 419368
                     Kansas City, Missouri 64141-6368

                     CUSTODIAN

                     State Street Bank & Trust
                     801 Pennsylvania
                     Kansas City, Missouri 64105

                     LEGAL COUNSEL

                     Dechert
                     1775 Eye Street, N.W.
                     Washington, D.C. 20006

                     INDEPENDENT AUDITORS

                     KPMG
                     355 South Grand Avenue
                     Los Angeles, California 90071

                     WRITTEN REQUESTS

                     Please mail all account inquiries and other comments to:

                     Pilgrim Prime Rate Trust Account Services
                     c/o ING Pilgrim Group, Inc.
                     7337 E. Doubletree Ranch Road
                     Scottsdale, Arizona 85258-2034

                     TOLL-FREE SHAREHOLDER INFORMATION

                     Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-992-0180


                     Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                                              PRT3Q1100-012901